Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Adsouth Partners, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission (the "Report"), Anton Lee Wingeier, Chief Executive and Financial Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Anton Lee Wingeier
    Chief Executive and Financial Officer

November 20, 2006